UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 21, 2007
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated February 21, 2007
Slide Presentation dated February 21, 2007

Item 2.01 Results of Operations and Financial Condition
     On February 21, 2007, we are making a presentation to analysts that includes certain financial and operational information for the year ended December 31, 2006. The webcast of the presentation may be accessed through our Web site at www.elpaso.com. A copy of the press release is attached as Exhibit 99.A and a copy of our slide presentation is attached as Exhibit 99.B. The attached exhibits are not filed, but are furnished to comply with Item 2.02 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
     On February 21, 2007, we are making a presentation to analysts to provide an in-depth review of our 2007 operational and financial plan. A copy of the press release is attached as Exhibit 99.A and a copy of our slide presentation is attached as Exhibit 99.B. The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this Current Report on Form 8-K, are being furnished solely to comply with Regulation FD.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.A	Press Release dated February 21, 2007.

99.B	Slide Presentation dated February 21, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)
Dated: February 21, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Press Release dated February 21, 2007.

99.B	Slide Presentation dated February 21, 2007.